Fees Summary	Sep. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 92,987,119.23
Previously Paid Amount	18,184.39
Total Fee Amount	14,236.33
Total Offset Amount	0.00
Net Fee	$ 0.00